August 4, 2025 2Q 2025 Corporate Presentation

Forward looking statements & safe harbor Certain matters discussed in this presentation are “forward-looking statements”. The Company may, in some cases, use terms such as “predicts,” “believes,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should” or other words that convey uncertainty of future events or outcomes to identify these forward-looking statements. In particular, the Company’s statements regarding trends and potential future results are examples of such forward-looking statements. The forward-looking statements include risks and uncertainties, including, but not limited to, the commercial success of the Company’s SUNOSI®, AUVELITY®, and SYMBRAVO® products and the success of the Company’s efforts to obtain any additional indication(s) with respect to solriamfetol and/or AXS-05; the Company’s ability to maintain and expand payer coverage; the success, timing and cost of the Company’s ongoing clinical trials and anticipated clinical trials for the Company’s current product candidates, including statements regarding the timing of initiation, pace of enrollment and completion of the trials (including the Company’s ability to fully fund the Company’s disclosed clinical trials, which assumes no material changes to the Company’s currently projected revenues or expenses), futility analyses and receipt of interim results, which are not necessarily indicative of the final results of the Company’s ongoing clinical trials, and/or data readouts, and the number or type of studies or nature of results necessary to support the filing of a new drug application (“NDA”) for any of the Company’s current product candidates; the Company’s ability to fund additional clinical trials to continue the advancement of the Company’s product candidates; the timing of and the Company’s ability to obtain and maintain U.S. Food and Drug Administration (“FDA”) or other regulatory authority approval of, or other action with respect to, the Company’s product candidates, including statements regarding the timing of any NDA submission; the Company’s ability to successfully defend its intellectual property or obtain the necessary licenses at a cost acceptable to the Company, if at all; the Company’s ability to successfully resolve any intellectual property litigation, and even if such disputes are settled, whether the applicable federal agencies will approve of such settlements; the successful implementation of the Company’s research and development programs and collaborations; the success of the Company’s license agreements; the acceptance by the market of the Company’s products and product candidates, if approved; the Company’s anticipated capital requirements, including the amount of capital required for the commercialization of SUNOSI, AUVELITY, and SYMBRAVO and for the Company’s commercial launch of its other product candidates, if approved, and the potential impact on the Company’s anticipated cash runway; the Company’s ability to convert sales to recognized revenue and maintain a favorable gross to net sales; unforeseen circumstances or other disruptions to normal business operations arising from or related to domestic political climate, geo-political conflicts or a global pandemic and other factors, including general economic conditions and regulatory developments, not within the Company’s control. The factors discussed herein could cause actual results and developments to be materially different from those expressed in or implied by such statements. The forward-looking statements are made only as of the date of this presentation and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances. This presentation contains statements regarding the Company’s observations based upon the reported clinical data. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about the Company's industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, these projections, assumptions and estimates are necessarily subject to a high degree of uncertainty and risk. Axsome, AUVELITY, SUNOSI, SYMBRAVO, and MoSEIC, are trademarks or registered trademarks of Axsome Therapeutics, Inc. or its affiliates. Except as with respect to AUVELITY and SUNOSI for their approved indications, the development products referenced herein have not been approved by the FDA.

Our mission is to develop and deliver transformative medicines for the hundreds of millions of people impacted by central nervous system conditions At Axsome, we are defining the future of clinical practice in brain health

Potential to reach >150M people in the U.S. across 10 serious CNS conditions We focus on conditions with high unmet need, strong value creation potential, and clear strategic fit Major depressive disorder Alzheimer’s disease agitation Smoking cessation ADHD Binge eating disorder Neurology Obstructive sleep apnea Migraine Narcolepsy Fibromyalgia Shift work disorder 21M+ ~ People in the U.S. live with MDD of patients fail to achieve remission from initial therapy 4M+ 1 people with Alzheimer’s disease experience agitation FDA-approved product 34M+ ~70% adults in the U.S. currently smoke cigarettes of smokers say they want to quit 22M+ ~ adults and children in the U.S. live with ADHD of adult ADHD patients do not receive any type of treatment 7M+ 2-3x people in the U.S. experience BED in their lifetime more likely to have psychiatric and medical comorbidities 22M+ ~80% U.S. adults are affected by OSA of patients remain undiagnosed 39M+ >70% adults in the U.S. suffer from migraine of migraine sufferers are not fully satisfied with their current treatment 185K ~70% people in the U.S. are affected by narcolepsy of patients suffer from cataplexy 17M+ >15 people in the U.S. have fibromyalgia years since the last FDA-approved therapeutic 15M+ 0 working Americans suffer from shift work disorder new medications approved in nearly two decades Psychiatry

Develop first-in-class or best-in-class medicines Enabled by clinical research and regulatory innovation Deliver novel mechanisms of action Apply precision approaches in novel, underserved indications Leverage our deep expertise in neuroscience Our strategy positions us to advance the frontiers in brain health and deliver innovation for patients

Leading in neuroscience innovation with a robust path to significant long-term growth In-market innovations Phase 3 development programs ongoing New indications in development across approved products Potential approvals through 2028 CNS conditions with critical gaps in care 3 4 6 7 10 + + + +

NMDA = N-methyl-D-aspartate; CYP2D6 = Cytochrome P450 Family 2 Subfamily D Member 6; DNRI = Dopamine-norepinephrine reuptake inhibitor; TAAR1 = Trace amine-associated receptor 1; 5-HT = 5-Hydroxytryptamine; NRI = Norepinephrine reuptake inhibitor; Please see full Prescribing Information for AUVELITY, SUNOSI, and SYMBRAVO at www.AUVELITY.com, www.SUNOSI.com, and www.SYMBRAVO.com, respectively. Phase 1 Phase 2 Phase 3 NDA Marketed Executing across a broad and deep pipeline of potentially first-in-class, best-in-class therapeutics FDA Breakthrough Therapy Designation FDA Orphan Drug Designation Major Depressive Disorder Alzheimer’s Disease Agitation Smoking Cessation Attention Deficit Hyperactivity Disorder Binge Eating Disorder Major Depressive Disorder with EDS EDS in Narcolepsy or OSA Migraine Narcolepsy Fibromyalgia Shift Work Disorder Psychiatry Neurology AXS-05 (dextromethorphan-bupropion) NMDA antagonist, sigma-1 agonist, and aminoketone CYP2D6 inhibitor Solriamfetol DNRI , TAAR1 agonist, 5-HT1A agonist AXS-12 (reboxetine) Highly selective NRI, dopamine mod. AXS-14 (esreboxetine) [S,S]-enantiomer of AXS-12 Solriamfetol DNRI , TAAR1 agonist, 5-HT1A agonist

Differentiated portfolio enables multiple paths to value creation with combined peak sales potential of $16.5B AXS-05 AD Agitation $0.5-$1B AXS-14 Fibromyalgia AXS-12 Narcolepsy $0.5-$1B $1.5-$3B Solriamfetol MDD with EDS Solriamfetol ADHD $1-$3B $0.5-$1B Solriamfetol BED $0.3-$0.5B Solriamfetol SWD $0.5-$1B AXS-05 Smoking Cessation $1-$1.5B $0.3-$0.5B $1-$3B $0.5-$1B

sNDA submission for AXS-05 in Alzheimer’s disease agitation on track for 3Q 2025 NDA submission for AXS-12 for cataplexy in patients with narcolepsy on track for 4Q 2025 Advancing late-stage programs in ADHD, binge eating disorder, shift work disorder, depression associated with excessive daytime sleepiness, fibromyalgia, and smoking cessation Commercial growth and execution Pipeline advancement Financial strength 2Q 2025 highlights Total Product Revenue $150.0M YoY Growth +72% +24% QoQ Growth $119.6M Net Product Sales Cash and Cash Equivalents $303.0M as of June 30, 2025 Expected to fund operations into cash flow positivity $30.0M Net Product Revenue Launched June 10th $0.4M Net Product Sales

Strong progress to date with multiple programs advancing toward near-term regulatory and clinical milestones 2025 & 2026 Clinical Trial Topline Results Clinical Trial Initiations & Progress Positive topline results from EMERGE Ph 3 trial of SYMBRAVO in oral CGRP non-responders (1Q 2025) Positive topline results from FOCUS Ph 3 trial of solriamfetol in ADHD in adults (1Q 2025) Topline results from PARADIGM Ph 3 trial of solriamfetol in MDD (1Q 2025) ENGAGE Ph 3 trial of solriamfetol in BED (2026) SUSTAIN Ph 3 trial of solriamfetol in SWD (2026) 1H 2025 Initiate Ph 3 trial of solriamfetol in ADHD in pediatric patients (4Q 2025) Initiate Ph 3 trial of solriamfetol in MDD with EDS (4Q 2025) Initiate Ph 3 trial of AXS-14 in fibromyalgia (4Q 2025) Initiate Ph 2/3 trial of AXS-05 in smoking cessation (4Q 2025) Commercial launch of SYMBRAVO in the U.S. (June 2025) sNDA submission for AXS-05 in Alzheimer’s disease agitation (3Q 2025) NDA submission for AXS-12 in narcolepsy (4Q 2025) Regulatory & Commercial

2Q 2025 financial summary 2Q = three months ended June 30; *Includes royalty revenue associated with sales in out-licensed territories Net Product Revenue $150.0 $87.2 72% $271.5 $162.2 67% AUVELITY Net Product Sales $119.6 $65.0 84% $215.9 $118.4 82% SUNOSI Net Product Revenue* $30.0 $22.1 40% $55.2 $43.7 26% SYMBRAVO Net Product Sales $0.4 — — $0.4 — — R&D Expense $49.5 $49.9 -1% $94.3 $86.7 9% SG&A Expense $130.3 $103.6 26% $251.1 $202.5 24% 2Q 2025 2Q 2024 % Change YTD 2025 YTD 2024 % Change $ millions

Cash Balance: (as of June 30, 2025) $303.0 M Debt (Face Value): (as of June 30, 2025) $190 M Market Cap: (as of August 1, 2025) $5.1 B Shares Outstanding: (as of June 30, 2025) 49.8 M Options, RSUs, and Warrants Outstanding*: 9.9 M Runway to reach cash flow positivity, based on the current operating plan Financial snapshot *Includes 8.1 M options, 1.5 M RSUs, 0.08 M warrants, and 0.09 M ESPP as of June 30, 2025

Commercial Highlights

Building a leading commercial portfolio in CNS Launched in the U.S. on June 10, 2025 EDS = Excessive daytime sleepiness; OSA = Obstructive sleep apnea Rx, sales, and revenue growth vs. comparable periods in 2024 MIGRAINE WITH OR WITHOUT AURA MAJOR DEPRESSIVE DISORDER EDS IN NARCOLEPSY OR OSA +56% TRx growth YoY +15% TRx growth QoQ +13% TRx growth YoY +9% TRx growth QoQ

First and only oral NMDA receptor antagonist and sigma-1 receptor agonist for MDD in adults1,2 NMDA = N-methyl-D-aspartate; MDD = Major depressive disorder 1. AUVELITY [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY; 2. Thomas, D. & Wessel, C. BIO (2017); 3. Iosifescu, D.V. et al. J Clin Psychiatry (2022) Only oral antidepressant with rapid-acting efficacy reflected in FDA label1 Rapid remission as early as week 2, sustained and increased vs. control through week 63 Rapid symptom improvement starting at week 1, sustained at week 6 vs. placebo1

Robust underlying demand and expanding access Source: Symphony METYS Weekly TRx Launch to Date TRx = Total prescriptions ~192,000 Total prescriptions in Q2 ~30,000 New to brand Rx in Q2 ~220,000 New patients since launch ~41,000 Unique writers since launch ~28M Additional new covered commercial lives ~83% Covered lives all channels ~50% First-line or second-line use ~55% Monotherapy use Key drivers of prescribing among AUVELITY writers: Fast acting, lack of weight gain or sexual dysfunction, improved daily functioning and quality of life

AUVELITY quarterly net sales performance 2Q 2025 net product sales of $119.6M represents growth of 84% YoY and 24% QoQ +84%

First and only wakefulness promoting agent proven to improve wakefulness through 9 hours1 Improvements in cognitive functioning vs. placebo demonstrated in clinical trials 90% of patients reported feeling better with SUNOSI 150 mg2 First and only dopamine and norepinephrine reuptake inhibitor for EDS associated with narcolepsy or OSA1 EDS = Excessive daytime sleepiness; OSA = Obstructive sleep apnea; DNRI = Dopamine-norepinephrine reuptake inhibitor 1. SUNOSI [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY; 2. Schweitzer, P.K. et al. Am J Resp Crit Care Med. (2019)

Continued success supported by strong fundamentals nTRx = Normalized total prescriptions ~50,000 Total prescriptions in Q2 ~89,000 New patients since launch ~15,000 Unique writers since launch ~83% Covered lives all channels Source: Symphony METYS. nTRx normalizes number of pills in each Trx for 30-day period. Quarterly nTRX Launch to Date >50% Of patients who switch from or add on to their current treatment with SUNOSI come from other WPA agents Key drivers of high patient satisfaction: Minimal or no side effects, low abuse potential, does not interfere with nighttime sleep, and durable reduction in daytime sleepiness

SUNOSI quarterly net revenue performance 2Q 2025 net product revenue of $30.0M represents growth of 35% YoY and 19% QoQ +35%

Single, oral dose provided rapid migraine pain freedom and return to normal functioning within 2 hours1 Harnesses Axsome’s rapid absorption technology to target multiple pathways underlying a migraine attack Superior efficacy demonstrated across a broad range of migraine severity (mild, moderate, severe)1 Novel, oral, rapidly-absorbed, multi-mechanistic approach for the acute treatment of migraine1 1. SYMBRAVO [Prescribing Information]. Axsome Therapeutics, Inc., New York, NY

Early launch metrics support SYMBRAVO’s promise in the acute treatment of migraine 1. Symphony Health Claims, New to Brand Patients (2022-2023); 2. Lipton, et al. Neurology 2015 High patient dissatisfaction due to limited efficacy and/or burdensome side effects >80% of patients discontinue their acute migraine treatment in the first 12 months1 Inadequate acute treatment is associated with increased risk of progression to chronic migraine2 Unmet needs in migraine Launched in the U.S. on June 10, 2025 ~38% Covered lives all channels ~26% Covered lives commercial channel Comprehensive patient support services fully operational and performing as planned Positive early prescriber and patient feedback support differentiated efficacy, safety, and tolerability of SYMBRAVO

Development Pipeline

AXS-05 modulates the function of neurotransmitters and receptors implicated in Alzheimer’s disease (glutamate, sigma-1, norepinephrine, and dopamine)1-4 In Alzheimer’s disease, insoluble Aβ production and accumulation triggers secondary steps leading to synaptic loss and neuronal cell death1,2 Reductions in certain neurotransmitters are thought to contribute to cognitive and behavioral symptoms including agitation and aggression1-4 Potentially first-in-class, best-in-class treatment for Alzheimer’s disease agitation AXS-05 (dextromethorphan-bupropion) 1. Cummings JL, N Engl J Med. 2004; 2. Querfurth HW & LaFerla FM, N Engl J Med. 2010; 3. Porsteinsson AP & Antonsdottir IM, Expert Opin Pharmacother. 2017; 4. Rosenberg PB, Nowrangi MA, & Lyketsos CG, Mol Aspects Med. 2015; 5. Stahl SM, CNS Spectr. 2019; 6. Cheng W, et al. Mol Med Rep. 2015 5,6

Alzheimer’s disease (AD) agitation 1. 2025 Alzheimer’s Disease Facts and Figures; 2. Trachtenberg et al. J Neuropsychiatry Clin Neurosci. 2002 Number of U.S. adults aged 65+ with Alzheimer’s dementia expected to double by 20601 25 Alzheimer’s disease (AD) is the most common form of dementia, affecting over 7M people in the U.S.1 AD agitation is characterized by emotional distress, verbal and physical aggressiveness, disruptive irritability, and disinhibition1,2 Agitation is one of the most common and debilitating neuropsychiatric symptoms affecting up to 76% of people1,2

Statistically significant and clinically meaningful improvements in Alzheimer’s disease agitation CMAI = Cohen-Mansfield Agitation Inventory p=0.069 p=0.007 p=0.010 0 Weeks from Randomization Probability of Freedom from Relapse (%) ACCORD-2 100 75 50 25 0 2 4 6 8 10 12 14 16 18 20 22 24 26 + Censored Log-Rank p-value: 0.001 AXS-05 Placebo Hazard Ratio for Time to Relapse Hazard Ratio (95% CI) 0.276 (0.119-0.641) p-value 0.001 Supplemental New Drug Application (sNDA) submission anticipated 3Q 2025 Supplemental New Drug Application (sNDA) submission on track for 3Q 2025

70% of smokers want to quit2 Only 3-5% who attempt to quit without assistance are successful for 6-12 months2 Smoking cessation Single largest cause of preventable disease and death in the U.S., accounting for nearly 1 in 5 deaths1 Associated with over $300 billion in annual costs in the U.S.1 ~34M adults in the U.S. smoke cigarettes, ~50% of whom live with a smoking-related disease1 1. U.S. Department of Health and Human Services 2020; 2. Hughes JR, et al. Addiction 2004

Unique pharmacology of solriamfetol supports potential utility in a broad range of CNS conditions 1. Raony I, et al. Prog Neuropsychopharmacol Biol Psychiatry 2022; 2. Halff EF, et al. Trends Neurosci. 2023 Solriamfetol was initially developed as a dopamine and norepinephrine reuptake inhibitor (DNRI) with wake-promoting effects Preclinical and clinical evidence1,2 suggest TAAR1 plays a role in neuropsychiatric conditions related to the dysregulation of monoaminergic transmission Multimodal activity of solriamfetol selectively inhibits the reuptake of dopamine and norepinephrine and exhibits agonist activity at TAAR1 receptors in the brain

Solriamfetol Phase 3 development programs Topline data 2026 Topline data 2026 Complete Complete Substantial and statistically significant improvements in ADHD symptoms and disease severity Initiation of Phase 3 pediatric trial anticipated in 4Q 2025 Solriamfetol FOCUS Phase 3 (N=516) PARADIGM Phase 3 (EDS subgroup n=51) ENGAGE Phase 3 (N=450) SUSTAIN Phase 3 (N=450) Numerically greater improvements in depressive symptoms in prespecified subgroup of patients with severe EDS Initiation of Phase 3 trial in MDD with EDS anticipated in 4Q 2025 Efficacy and safety of solriamfetol vs. placebo in adults with binge eating disorder 12-week, double-blind, randomized, placebo-controlled, parallel group trial Efficacy and safety of solriamfetol vs. placebo in adults with shift work disorder 12-week, double-blind, randomized, placebo-controlled, parallel group trial ADHD MDD BED SWD ADHD = Attention deficit hyperactivity disorder; MDD = Major depressive disorder; BED = Binge eating disorder; SWD = Shift work disorder

Attention deficit hyperactivity disorder (ADHD) Chronic neurobiological and developmental disorder affecting an estimated ~22M people in the U.S.1, including ~7M children aged 3-17 years old2 Characterized by a persistent pattern of inattention and/or hyperactive-impulsive behaviors3 Associated with significant impairment in social, academic, and occupational functioning and development3 1. Facts About ADHD in Adults. CDC 2024; 2. Data and Statistics on ADHD. CDC 2024; 3. Attention-Deficit/Hyperactivity Disorder. NIMH 2024

1. p-values shown for solriamfetol 150 mg dose vs. placebo only (primary analysis) Significant improvements in ADHD symptoms with solriamfetol treatment in FOCUS Phase 3 trial in adult patients Substantial reduction in the AISRS score of 17.7 points at Week 6, representing a 45% improvement in ADHD symptoms from baseline (p=0.039, solriamfetol 150 mg) Significantly greater percentage of patients achieved a clinical response (≥30% reduction in AISRS) vs. placebo (p=0.024, solriamfetol 150 mg) Improvements in severity of overall ADHD as measured by the CGI-S total score at Week 6 (p=0.017, solriamfetol 150 mg) Well tolerated with a side effect profile consistent with the established safety profile of solriamfetol p=0.036 p=0.041 p=0.039 Solriamfetol 300 mg Solriamfetol 150 mg Placebo Initiation of Phase 3 pediatric trial anticipated in 4Q 2025

Major depressive disorder ~2/3 of patients experience inadequate response to first-line treatment1 1. Rush AJ, et al. Am J Psychiatry 2006; 2. Major Depression. NIMH 2023; 3. Hasin DS, et al. JAMA Psychiatry 2018; 4. Hein M, et al. J Affect Disord. 2019 Approximately 50% of patients with MDD also experience excessive daytime sleepiness (EDS)4, for which there are no approved treatments Initiation of Phase 3 trial of solriamfetol in MDD patients with EDS anticipated in 4Q 2025 Major depressive disorder (MDD) is one of the most common mental disorders in the U.S., impacting ~21M adults each year2,3

Binge eating disorder 1. Hudson JI, et al. Biol Psychiatry 2007; 2. Swanson SA, et al. Arch Gen Psychiatry 2011; 3. Kessler RM, et al. Neurosci Biobehav Rev. 2016; 4. McElroy SL, et al. J Clin Psychiatry 2020; BED is thought to involve issues with food reward processing, impulse control, cognitive control, and appetite regulation1,3 Unmet medical need associated with a 2- to 3-fold increased risk of psychiatric and medical comorbidities4 >7 million people in the U.S. have BED1 Binge eating disorder (BED) is the most common eating disorder, affecting 2.8% of adults and 1.6% of adolescents in the US1,2 BED is 1.75x more common in women than in men1

Solriamfetol inhibits the reuptake of dopamine and norepinephrine, neurotransmitters implicated in the pathophysiology of binge eating disorder1-3 Topline results from the ENGAGE Phase 3 trial of solriamfetol in binge eating disorder anticipated in 2026 Pre-clinical and clinical data support potential effects of solriamfetol on appetite, food consumption, and weight4,5 Ongoing Phase 3 trial of solriamfetol in patients with binge eating disorder Solriamfetol (150 mg) Solriamfetol (300 mg) Placebo 1:1:1 R Screening (4 weeks) Double-blind Phase (12 weeks) Follow-up (1 week) Baseline ENGAGE Phase 3 Trial N=450 Key eligibility criteria 18-55 years of age with diagnosis of BED (DSM-5) Primary endpoint Change from baseline in days with binge eating episodes TAAR1 = Trace amine-associated receptor 1 1. Giel KE, et al. Nat Rev Dis Primer 2022; 2. Bello NT and Hajnal A. Pharmacol Biochem Behav. 2010; 3. Pruccoli J, et al. Int J Mol Sci. 2021; 4. Malhotra A, et al. Sleep Med. 2022; 5. SUNOSI [Prescribing Information]. Axsome Therapeutics, Inc. New York, NY.

Shift work has long been associated with multiple serious health complaints and a 23% greater risk of sustaining a work-related injury4-5 Shift work disorder No new medications approved since 2007 and considerable residual sleepiness reported when medication is used6 ~15 million U.S. workers may suffer from SWD Approximately 1 in 3 people working in the U.S. work an alternate shift2 10-43% have SWD1,3 Shift work disorder (SWD) is a combination of excessive sleepiness during wakefulness and persistent insomnia during daytime sleep when working outside a 7 a.m. to 6 p.m. workday1 1. Sateia MJ. Chest 2014; 2. Alterman T, et al. Am J Ind Med. 2013; 3. Wickwire EM. Chest 2017; 4. Smith L, et al. Lancet 1994; 5. Akerstedt T & Wright KP. Sleep Med Clin. 2009; 6. Czeisler CA, et al. N Engl J Med. 2005

Evaluating solriamfetol as a potential treatment for SWD Solriamfetol (150 mg) Solriamfetol (300 mg) Placebo 1:1:1 R Screening (1-4 weeks) Double-blind Phase (12 weeks) Follow-up (1 week) Baseline SUSTAIN Phase 3 Trial N=450 Key eligibility criteria 18-65 years of age with diagnosis of SWD (ICSD-2 or ICSD-3) Primary endpoint Change from baseline in CGI-C score Topline results from the SUSTAIN Phase 3 trial of solriamfetol in shift work disorder anticipated in 2026 CGI-C = Clinical Global Impression - Change

1. Szabo ST, et al. Sleep Med Rev. 2019; 2. Krahn LE, Zee PC, & Thorpy MJ. Adv Ther. 2022; 3. Scammell TE. N Engl J Med. 2015; 4. Stahl SM & Grady MM. J Clin Psychiatry 2003; 5. Burgess CR & Peever JH. Curr Biol. 2013; 6. Wu MF, et al. Neuroscience 1999; 7. Bruinstroop E, et al. J Comp Neurol. 2012 Norepinephrine and dopamine play important roles in sleep-wake regulation (both) and in maintaining muscle tone during wakefulness (norepinephrine)1-3 AXS-12 inhibits the reuptake of both neurotransmitters, improving both norepinephrine and cortical dopamine signaling in the brain The loss of orexin input inhibits the production of these neurotransmitters1,2 Decreased norepinephrine signaling is thought to contribute to cataplexy, EDS, and cognitive impairment1,4-7 Decreased dopamine signaling is thought to contribute to EDS and cognitive impairment1,4 Novel pharmacological approach for the treatment of narcolepsy AXS-12 (reboxetine)

Narcolepsy Rare and debilitating neurological condition that affects approximately 185,000 people in the U.S.1 Characterized by cataplexy, excessive daytime sleepiness (EDS), hypnagogic hallucinations, sleep paralysis, and disrupted nocturnal sleep2-4 An estimated 70% of patients suffer from cataplexy, or the sudden reduction or loss of muscle tone while awake5 1. “About Narcolepsy.” Narcolepsy Network 2024; 2. Sateia MJ. Chest 2014; 3. “Narcolepsy.” NINDS 2024; 4. España RA & Scammell TE. Sleep 2011; 5. Swick TJ. Nat Sci Sleep 2015

Rate ratio* p=0.007 p=0.006 p=0.031 p=0.031 p=0.018 Weekly cataplexy attacks (median) p<0.001 p=0.002 *Ratio of change in the AXS-12 group divided by the ratio of change in the placebo group (rate ratio of 1 = no difference) CONCERT SYMPHONY Rapid and robust reductions in cataplexy with AXS-12 treatment New Drug Application (NDA) submission on track for 4Q 2025

Fibromyalgia pain is thought to be partially caused by dysregulated signaling in the descending analgesic system Norepinephrine, one of the key neurotransmitters in this pathway, has predominantly pain-inhibitory effects AXS-14 is a more potent and selective enantiomer of racemic reboxetine that inhibits the reuptake of norepinephrine, resulting in increased norepinephrine activity and decreased pain signaling AXS-14 (esreboxetine) Novel pharmacological approach for the management of fibromyalgia (FM) Adapted from Siracusa, R. et al. Int. J. Mol. Sci. (2021)

Fibromyalgia 1. Vincent, et al. Arthritis Care Res (Hoboken) 2013; 3. Choy E, et al. BMC Health Serv Res. 2010; 3. Arnold LM, et al. Patient Educ Couns. 2008; 4. Bair MJ & Krebs EE. Ann Intern Med. 2020; 5. Clauw DJ. Ann Rheum Dis. 2024 Chronic and debilitating neurological pain syndrome resulting from a dysfunction in central pain processing2,3 Characterized by widespread musculoskeletal pain, fatigue, disturbed sleep, mood disturbances, cognitive impairment, and hypersensitivity to sensory sitmuli4,5 Associated with substantial physical disability and reduced emotional and social wellbeing, financial burden, and reduced quality of life2,3 An estimated ~17 million people in the U.S. are impacted by fibromyalgia1

Statistically significant improvements in key symptoms of fibromyalgia in Phase 2 and Phase 3 trials of AXS-14 Baseline * * *** * ** *** *** ** *** *** **** **** **** p<0.05 * p<0.01 ** p<0.001 *** p<0.0001 **** *** *** **** Baseline * ** *** *** *** ** *** *** ** **** Baseline * * Pain reduction Phase 3 efficacy results (N=1,122) Efficacy and safety of AXS-14 compared to placebo evaluated in >1,000 individuals with fibromyalgia across Phase 2 and Phase 3 clinical trials for up to 14 weeks Rapid and significant reductions in pain scores, improvements in patient-reported global functioning, fatigue, and overall symptom severity Initiation of Phase 3 trial anticipated in 4Q 2025

Strong intellectual property and barriers to entry Protected by a robust patent estate extending out to at least 2043; Multiple pending Proprietary drug product formulation >99 issued U.S. patents and >150 issued O.U.S. patents Claims extending to at least 2041; Multiple pending Proprietary MoSEICTM formulation and drug product formulation Protected by a robust patent estate extending out to at least 2042 40 issued U.S. patents and >100 issued O.U.S. patents; Multiple pending Proprietary drug substance and drug product formulation Orphan Drug Designation 9 issued U.S. patents and >2 issued O.U.S. patents Claims extending to at least 2039; Multiple pending Proprietary drug substance and drug product formulation >140 issued U.S. patents and >93 issued O.U.S. patents Claims extending to at least 2043; Multiple pending Proprietary drug product formulation Multiple pending U.S. patents Proprietary drug substance and drug product formulation AXS-05 AXS-12 AXS-14 UPDATED

Leadership team Roger Jeffs, PhD CEO, Liquidia Corporation Former President, Co-CEO, Director United Therapeutics Corp. Prior positions at Amgen and Burroughs Wellcome Herriot Tabuteau, MD Founder & CEO Management Board of Directors Nick Pizzie, CPA, MBA Chief Financial Officer Mark Jacobson, MA Chief Operating Officer Hunter Murdock, JD General Counsel Ari Maizel Chief Commercial Officer Mark Saad CEO, NuLids, LLC Former COO of the Global Healthcare Group at UBS Mark Coleman, MD Medical Director, National Spine and Pain Centers Diplomat of the American Board of Anesthesiology Susan Mahony, PhD Former SVP of Eli Lilly and President Lilly Oncology Prior positions at BMS, Amgen and Schering-Plough Herriot Tabuteau, MD Chairman

Thank you